Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549-1004

RE:          Bombardier Capital Mortgage Securitization Corporation:
             BCMSC Trust 1999-B

Ladies and Gentlemen:

On behalf of Bombardier Capital Mortgage Securitization Corporation (The Registrant), we hereby file with the Commission a Current Report on Form 8-K (The "Report") on behalf of the BCMSC Trust 1999-B and deliver to you herewith the following documents:

            One copy of the Report, including the exhibit being filed therewith, together with an exhibit index:

Please acknowledge receipt and filing of this letter to Bombardier Capital Mortgage Securitization Corporation:
1600 Mountain View Drive, Colchester, VT 05446.

Very truly yours,
 /s/ Blaine Filthaut
Blaine Filthaut
Bombardier Capital Mortgage Securitization Corporation:


                          SECURITIES AND EXCHANGE COMMISSION
                                   WASHINGTON, D.C. 20549

                                       FORM 8-K

                                    CURRENT REPORT


      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report ( Date of Earliest Event Reported) July 25, 2001


                    BOMBARDIER CAPITAL MORTGAGE SECURITIZATION CORPORATION
                                       (Depositor)
                    (Exact name of registrant as specified in its charter)


                                      on behalf of


                              BCMSC Trust Series 1999-B

Delaware                            333-40113                03-0355080
(State or other jurisdiction        (Commission             (IRS Employer
of Incorporation)                   File Number)            Identification No.)

1600 Mountain View Drive, Colchester, Vermont          05446
(Address of principal executive offices)             (ZIP code)

Registrant's telephone number, including area code:  (802) 654-7200


                         Page 1 of 9
               Exhibit Index Appears on Page 4

Item 5.  Other Event
Information concerning interest and principal distributions made on the Certificates Certificates) of the BCMSC Trust Series 1999-B on July 16, 2001 is contained in the Distribution Date Statement provided to each holder of the Certificates. Such Distribution Date Statement is attached hereto as Exhibit
99.1 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

        (a)      Not applicable

        (b)      Not applicable

        (c)      Exhibits:

       99.1.Distribution Date Statement relating to interest and principal distributions made on July 16, 2001 on the Series 1999-B Certificates

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on the date indicated.

                    BOMBARDIER CAPITAL MORTGAGE SECURITIZATION CORPORATION

                                    BY:    /s/ Blaine Filthaut
                                 Blaine Filthaut
                                    Title: Treasurer

Dated: July 25, 2001


I. ORIGINAL DEAL PARAMETERS

(A)  Initial Pool Principal Balance                                                                    $ 467,867,888.45
(B)  Initial Certificates Principal Balance                                                            $ 175,534,000.00
     (i)  Initial Class A-1-A  Certificate Principal Balance                                            $ 50,000,000.00
                               Certificate Amount Percentage                                                   10.69%
                               Certificate Pass-through Rate                                                    4.20%
     (ii) Initial Class A-1-B  Certificate Principal Balance                                            $ 40,000,000.00
                               Certificate Amount Percentage                                                    8.55%
                               Certificate Pass-through Rate                                                    6.61%
     (iii)Initial Class A-2    Certificate Principal Balance                                            $ 24,000,000.00
                               Certificate Amount Percentage                                                    5.13%
                               Certificate Pass-through Rate                                                    6.98%
     (iv) Initial Class A-3    Certificate Principal Balance                                            $ 60,000,000.00
                               Certificate Amount Percentage                                                   12.82%
                               Certificate Pass-through Rate                                                    7.18%
     (v)  Initial Class A-4    Certificate Principal Balance                                            $ 21,000,000.00
                               Certificate Amount Percentage                                                    4.49%
                               Certificate Pass-through Rate                                                    7.30%
     (vI) Initial Class A-5    Certificate Principal Balance                                            $ 51,000,000.00
                               Certificate Amount Percentage                                                   10.90%
                               Certificate Pass-through Rate                                                    7.44%
     (vIi)Initial Class A-6    Certificate Principal Balance                                           $ 104,898,000.00
                               Certificate Amount Percentage                                                   22.42%
                               Certificate Pass-through Rate                                                    7.85%
     (viiIInitial Class M-1    Certificate Principal Balance                                            $ 35,091,000.00
                               Certificate Amount Percentage                                                    7.50%
                               Certificate Pass-through Rate                                                    8.12%
     (ix) Initial Class M-2    Certificate Principal Balance                                            $ 23,394,000.00
                               Certificate Amount Percentage                                                    5.00%
                               Certificate Pass-through Rate                                                    8.75%
     (x)  Initial Class B-1    Certificate Principal Balance                                            $ 22,224,000.00
                               Certificate Amount Percentage                                                    4.75%
                               Certificate Pass-through Rate                                                    8.75%
     (xi) Initial Class B-2    Certificate Principal Balance                                            $ 21,055,000.00
                               Certificate Amount Percentage                                                    4.50%
                               Certificate Pass-through Rate                                                    8.75%

(C)  Initial Weighted Average Coupon (WAC)                                                                     10.17%
(D)  Initial Weighted Average Original Maturity (WAOM)                                                         316.00 months
(E)  Initial Weighted Average Remaining Maturity (WAM)                                                         313.00 months
(F)  Initial Number of Receivables                                                                             11,612
(G)  Servicing Fee Rate                                                                                         1.00%
(H)  Credit Enhancement
     (i)  Reserve Fund Initial Deposit Percentage                                                               0.00%
     (ii) Reserve Fund Target %                                                                                 0.00%
     (iii)Target Overcollateralization Percentage Prior to Crossover Date                                       5.25%
     (iv) Target Overcollateralization Percentage After Crossover Date                                          9.19%
     (v)  Target Overcollateralization Floor                                                                    1.25%
     (vi) Target Credit Enhancement % Prior to Crossover Date                                                   5.25%
     (vii)Target Credit Enhancement % After Crossover Date                                                      9.19%
     (viiiTarget Credit Enhancement Floor                                                                       1.25%
     (ix) Target Credit Enhancement Amount                                                             $24,563,064.14
(I)  Crossover Date Tests
          Earliest Crossover Date                                                                            Feb-2004
          Percent of Initial Suboridnation Percentage                                                         190.00%
(J)  Class B-2 Floor Percentage (of Initial Pool Balance)                                                       0.75%

II. CURRENT PORTFOLIO INFORMATION

(A)  Beginning Pool Principal Balance                                                                  $ 426,033,557.70
(B)  Beginning Pool Factor                                                                                 91.058516%
(C)  Ending Pool Principal Balance                                                                     $ 423,130,084.34
(D)  Ending Pool Factor                                                                                    90.437941%
(E)  Ending Total Certificate Balance (after Current Distributions)                                    $ 404,172,975.06
(F)  Current Overcollateralization Amount (after Current Distributions)                                $18,957,109.28
(G)  Weighted Average Coupon (WAC)                                                                             10.11%
(H)  Weighted Average Remaining Maturity (WAM)                                                                 294.42 months
(I)  Ending Number of Receivables                                                                              10,618


III. COLLECTION CALCULATIONS

(A)  Interest

     (i)  Scheduled Interest Collections durring Current Period                                          2,803,535.10
     (ii) Paid Ahead Interest Collections applied to Current Period                                         43,781.99
     (iii)Net Servicer Advance                                                                           1,237,611.94
     (iv) Liquidation Proceeds Attributable to Interest                                                     49,020.32
     (v)  Repuchased Loan Proceeds Attributable to Interest (Breaches of Rep or Warranty)                           -
     (vi) Repuchased Loan Proceeds Attributable to Interest (Delinquent Loans)                                      -
     (vii)Recoveries on Previously Liquidated Contracts                                                             -
                                                                                                       ---------------
     (viiiTotal Interest Amount Available for Distribution                                               4,133,949.35

(B)  Principal

     (i)       Scheduled Principal Collections                                                             684,461.36
     (ii)      Full and Partial Principal Prepayments                                                       95,076.42
     (iii)     Paid Ahead Principal Collections Applied to Current Period                                   19,342.29
     (iv)      Net Servicer Advance                                                                        144,783.19
     (v)       Liquidation Proceeds Attributable to Principal                                            1,213,283.12
     (vi)      Repurchase Proceeds Attributable to Principal  (Breaches of Rep or Warranty)                      0.00
     (vii)     Repurchase Proceeds Attributable to Principal  (Delinquent Loans)                                 0.00
     (viii)    Other Principal Amounts                                                                           0.00
                                                                                                       ---------------
     (ix)      Total Principal Amount Available for Distribution                                         2,156,946.38


IV. DISTRIBUTION CALCULATIONS

(A)       Total Interest Available for Distribution                                                      4,133,949.35
(B)       Total Principal Available for Distribution                                                     2,156,946.38
(C)       Reserve Fund Draw Amount Required                                                                      0.00
(D)       Draw on Letter of Credit for Interest Distribution                                                0.00
          Less:
          Monthly Servicing Fee                                                                            355,027.96
          Reimbursement to Servicer for Liquidation Expense                                                406,615.06
          Late Payment Fees, Extension Fees and Other Permitted Fees                                             0.00
          Other Permitted Withdrawals from Certificate Account                                                   0.00
                                                                                                       ---------------
          Available Distribution Amount                                                                  5,529,252.71

          Interest Accrual Period                                                                                  31 days

          Total Interest Amount Due                                                                      2,550,490.64
          Total Interest Distribution Amount                                                             2,550,490.64

          Amount Available for Principal Distribution Amount                                             2,978,762.07

          Total Principal Amount Available for Distribution                                              2,156,946.38
          Principal Loss on Liquidated Assets                                                              746,526.98
          Principal Distribution Shortfall Carryover Amount                                                      0.00
          Overcollaterallization Writedown Amount                                                           0.00
          Overcollaterallization Reduction Amount                                                           0.00
          Accelerated Principal Distribution Amount for Current Period                                      75,288.71
                                                                                                       ---------------
          Total Principal Amount to be Distributed                                                       2,978,762.07

          Draw on Letter of Credit for Principal Distribution                                               0.00
          Excess Interest                                                                                        0.00
          Reserve Account Deposit                                                                           0.00
          Reserve Account Release                                                                                0.00
          Class X Distribution Amount                                                                            0.00
          Class R Distribution Amount                                                                            0.00


V. SERVICER ADVANCE

(A)  Interest
     (i)       Beginning Advance                                                                         8,056,431.70
     (ii)      Monthly Servicer Advance (Reimbursement)                                                  1,237,611.94
                                                                                                       ---------------
     (iii)     Ending Advance Balance                                                                    9,294,043.64

(B)  Principal
     (i)       Beginning Advance                                                                           837,109.13
     (ii)      Monthly Servicer Advance (Reimbursement)                                                    144,783.19
                                                                                                       ---------------
     (iii)     Ending Advance Balance                                                                      981,892.32

(C)  Total Servicer Advance
     (i)       Beginning Advance                                                                         8,893,540.83
     (ii)      Monthly Servicer Advance (Reimbursement)                                                  1,382,395.13
                                                                                                       ---------------
     (iii)     Ending Advance Balance                                                                   10,275,935.96

VI. CREDIT ENHANCEMENT

(A)  Overcollateralization

     (I)  Target Overcollaterallization Amount                                                          24,563,064.14
     (ii) Beginning Balance                                                                             18,881,820.55
     (iii)Write Down for Certificate Distributions                                                          0.00
     (iv) Overcollaterallization Addition Amount                                                            75,288.71
     (v)  Overcollaterallization Reduction Amount                                                           0.00
     (vi) Ending Balance                                                                                18,957,109.26

(B)  Reserve Fund (if applicable)

     (i)  Required Reserve Fund Balance                                                                          0.00
     (ii) Beginning Reserve Fund Balance                                                                         0.00
     (iii)Draws for Certificate Distributions                                                                    0.00
     (iv) Excess Interest Deposited                                                                              0.00
     (v)  Reserve Fund Release                                                                                   0.00
     (vi) Ending Reserve Fund Balance                                                                            0.00

(C)  Letter of Credit (if applicable)
     (i)  Beginning LC Balance                                                                                      -
     (ii) Draw on LC for Interest Distribution                                                                                -
     (iii)Draw on LC for Principal Distribution                                                                               -
          Ending Balance                                                                                            -


VII. CERTIFICATE DISTRIBUTIONS

(A)  Senior Certificates - Interest

     (i)  Class A-1-A
                               Pass-Through Rate                                                                4.20%
                               Beginning Carryover Interest                                                       $ -
                               Current Interest Accrual                                                   $ 89,391.42
                               Current Carryover Interest Accrual                                                 $ -
                               Interest Paid                                                              $ 89,391.42
                               Ending Carryover Balance                                                           $ -
                               Interest Paid Per $1000                                                         $ 1.79

     (ii) Class A-1-B
                               Pass-Through Rate                                                                6.61%
                               Beginning Carryover Interest                                                       $ -
                               Current Interest Accrual                                                  $ 108,835.08
                               Current Carryover Interest Accrual                                                 $ -
                               Interest Paid                                                             $ 108,835.08
                               Ending Carryover Balance                                                           $ -
                               Interest Paid Per $1000                                                         $ 2.72

     (iii)Class A-2
                               Pass-Through Rate                                                                6.98%
                               Beginning Carryover Interest                                                       $ -
                               Current Interest Accrual                                                  $ 139,500.00
                               Current Carryover Interest Accrual                                                 $ -
                               Interest Paid                                                             $ 139,500.00
                               Ending Carryover Balance                                                           $ -
                               Interest Paid Per $1000                                                         $ 5.81

     (iv) Class A-3
                               Pass-Through Rate                                                                7.18%
                               Beginning Carryover Interest                                                       $ -
                               Current Interest Accrual                                                  $ 359,000.00
                               Current Carryover Interest Accrual                                                 $ -
                               Interest Paid                                                             $ 359,000.00
                               Ending Carryover Balance                                                           $ -
                               Interest Paid Per $1000                                                         $ 5.98

     (v)  Class A-4
                               Pass-Through Rate                                                                7.30%
                               Beginning Carryover Interest                                                       $ -
                               Current Interest Accrual                                                  $ 127,750.00
                               Current Carryover Interest Accrual                                                 $ -
                               Interest Paid                                                             $ 127,750.00
                               Ending Carryover Balance                                                           $ -
                               Interest Paid Per $1000                                                         $ 6.08


     (iv) Class A-5
                               Pass-Through Rate                                                                7.44%
                               Beginning Carryover Interest                                                       $ -
                               Current Interest Accrual                                                  $ 316,200.00
                               Current Carryover Interest Accrual                                                 $ -
                               Interest Paid                                                             $ 316,200.00
                               Ending Carryover Balance                                                           $ -
                               Interest Paid Per $1000                                                         $ 6.20

     (v)  Class A-6
                               Pass-Through Rate                                                                7.85%
                               Beginning Carryover Interest                                                       $ -
                               Current Interest Accrual                                                  $ 686,207.75
                               Current Carryover Interest Accrual                                                 $ -
                               Interest Paid                                                             $ 686,207.75
                               Ending Carryover Balance                                                           $ -
                               Interest Paid Per $1000                                                         $ 6.54

(B)  Subordinate Certificates - Interest

     (i)  Class M1
                               Pass-Through Rate                                                                8.12%
                               Beginning Carryover Interest                                                       $ -
                               Current Interest Accrual                                                  $ 237,449.10
                               Current Carryover Interest Accrual                                                 $ -
                               Interest Paid                                                             $ 237,449.10
                               Ending Carryover Balance                                                           $ -
                               Beginning Carryover Writedown Interest                                             $ -
                               Current Writedown Interest                                                         $ -
                               Current Carryover Writedown Interest Accrual                                       $ -
                               Writedown interest Paid                                                            $ -
                               Ending Carryover Writedown Interest                                                $ -
                               Interest Paid Per $1000                                                         $ 6.77


     (ii) Class M2
                               Pass-Through Rate                                                                8.75%
                               Beginning Carryover Interest                                                       $ -
                               Current Interest Accrual                                                  $ 170,581.25
                               Current Carryover Interest Accrual                                                 $ -
                               Interest Paid                                                             $ 170,581.25
                               Ending Carryover Balance                                                           $ -
                               Beginning Carryover Writedown Interest                                             $ -
                               Current Writedown Interest                                                         $ -
                               Current Carryover Writedown Interest Accrual                                       $ -
                               Writedown interest Paid                                                            $ -
                               Ending Carryover Writedown Interest                                                $ -
                               Interest Paid Per $1000                                                         $ 7.29

     (iii)Class B1
                               Pass-Through Rate                                                                8.75%
                               Beginning Carryover Interest                                                       $ -
                               Current Interest Accrual                                                  $ 162,050.00
                               Current Carryover Interest Accrual                                                 $ -
                               Interest Paid                                                             $ 162,050.00
                               Ending Carryover Balance                                                           $ -
                               Beginning Carryover Writedown Interest                                             $ -
                               Current Writedown Interest                                                         $ -
                               Current Carryover Writedown Interest Accrual                                       $ -
                               Writedown interest Paid                                                            $ -
                               Ending Carryover Writedown Interest                                                $ -
                               Interest Paid Per $1000                                                         $ 7.29

     (iv) Class B2
                               Pass-Through Rate                                                                8.75%
                               Beginning Carryover Interest                                                       $ -
                               Current Interest Accrual                                                  $ 153,526.04
                               Current Carryover Interest Accrual                                                 $ -
                               Interest Paid                                                             $ 153,526.04
                               Ending Carryover Balance                                                           $ -
                               Beginning Carryover Writedown Interest                                             $ -
                               Current Writedown Interest                                                         $ -
                               Current Carryover Writedown Interest Accrual                                       $ -
                               Writedown interest Paid                                                            $ -
                               Ending Carryover Writedown Interest                                                $ -
                               Interest Paid Per $1000                                                         $ 7.29


(C)  Senior Certificates - Principal

     (i)  Class A-1-A
                               Initial Certificate Balance                                              50,000,000.00
                               Initial Certificate Percentage                                                  10.69%
                               Beginning Certificate Balance                                            24,716,520.51
                               Shortfall Carryover                                                               0.00
                               Current Principal Due                                                    24,716,520.51
                               Current Principal Paid                                                    1,654,867.81
                               Ending Principal Shortfall                                                        0.00
                               Accelerated Principal Distribution                                                0.00
                               Ending Certificate Balance                                               23,061,652.70
                               Ending Pool Factor                                                               5.45%
                               Principal Paid per $1000                                                         66.95
                               Total Class Distribution                                                  1,654,867.81

     (ii) Class A-1-B
                               Initial Certificate Balance                                              40,000,000.00
                               Initial Certificate Percentage                                                   8.55%
                               Beginning Certificate Balance                                            19,773,216.62
                               Shortfall Carryover                                                               0.00
                               Current Principal Due                                                    19,773,216.62
                               Current Principal Paid                                                    1,323,894.26
                               Ending Principal Shortfall                                                        0.00
                               Accelerated Principal Distribution                                                0.00
                               Ending Certificate Balance                                               18,449,322.36
                               Ending Pool Factor                                                               4.36%
                               Principal Paid per $1000                                                         66.95
                               Total Class Distribution                                                  1,323,894.26

     (iii)Class A-2
                               Initial Certificate Balance                                              24,000,000.00
                               Initial Certificate Percentage                                                   5.13%
                               Beginning Certificate Balance                                            24,000,000.00
                               Shortfall Carryover                                                               0.00
                               Current Principal Due                                                    24,000,000.00
                               Current Principal Paid                                                            0.00
                               Ending Principal Shortfall                                                        0.00
                               Accelerated Principal Distribution                                                0.00
                               Ending Certificate Balance                                               24,000,000.00
                               Ending Pool Factor                                                               5.67%
                               Principal Paid per $1000                                                          0.00
                               Total Class Distribution                                                          0.00

     (iv) Class A-3
                               Initial Certificate Balance                                              60,000,000.00
                               Initial Certificate Percentage                                                  12.82%
                               Beginning Certificate Balance                                            60,000,000.00
                               Shortfall Carryover                                                               0.00
                               Current Principal Due                                                    60,000,000.00
                               Current Principal Paid                                                            0.00
                               Ending Principal Shortfall                                                        0.00
                               Accelerated Principal Distribution                                                0.00
                               Ending Certificate Balance                                               60,000,000.00
                               Ending Pool Factor                                                              14.18%
                               Principal Paid per $1000                                                          0.00
                               Total Class Distribution                                                          0.00

     (v)  Class A-4
                               Initial Certificate Balance                                              21,000,000.00
                               Initial Certificate Percentage                                                  10.90%
                               Beginning Certificate Balance                                            21,000,000.00
                               Shortfall Carryover                                                               0.00
                               Current Principal Due                                                    21,000,000.00
                               Current Principal Paid                                                            0.00
                               Ending Principal Shortfall                                                        0.00
                               Accelerated Principal Distribution                                                0.00
                               Ending Certificate Balance                                               21,000,000.00
                               Ending Pool Factor                                                               4.96%
                               Principal Paid per $1000                                                          0.00
                               Total Class Distribution                                                          0.00
     (vi) Class A-5
                               Initial Certificate Balance                                              51,000,000.00
                               Initial Certificate Percentage                                                   7.44%
                               Beginning Certificate Balance                                            51,000,000.00
                               Shortfall Carryover                                                               0.00
                               Current Principal Due                                                    51,000,000.00
                               Current Principal Paid                                                            0.00
                               Ending Principal Shortfall                                                   0.00
                               Accelerated Principal Distribution                                                0.00
                               Ending Certificate Balance                                                        0.00
                               Ending Pool Factor                                                              12.05%
                               Principal Paid per $1000                                                          0.00
                               Total Class Distribution                                                          0.00

     (vi) Class A-6
                               Initial Certificate Balance                                             104,898,000.00
                               Initial Certificate Percentage                                                  22.42%
                               Beginning Certificate Balance                                           104,898,000.00
                               Shortfall Carryover                                                               0.00
                               Current Principal Due                                                   104,898,000.00
                               Current Principal Paid                                                            0.00
                               Ending Principal Shortfall                                                   0.00
                               Accelerated Principal Distribution                                                0.00
                               Ending Certificate Balance                                                        0.00
                               Ending Pool Factor                                                              24.79%
                               Principal Paid per $1000                                                          0.00
                               Total Class Distribution                                                          0.00


(D)  Subordinate Certificates - Principal

     (i)  Class M1
                               Initial Certificate Balance                                              35,091,000.00
                               Initial Certificate Percentage                                                   7.50%
                               Beginning Certificate Balance                                            35,091,000.00
                               Shortfall Carryover                                                               0.00
                               Current Principal Due                                                    35,091,000.00
                               Current Principal Paid                                                            0.00
                               Ending Principal Shortfall                                                   0.00
                               Ending Certificate Balance- Excluding Writedowns                         35,091,000.00
                               Ending Pool Factor                                                               8.29%
                               Principal Paid per $1000                                                          0.00
                               Beginning Outstanding Writedown                                                   0.00
                               Current Writedown/Writeup                                                         0.00
                               Ending Certificate Balance- Including Writedowns                                  0.00
                               Total Class Distribution                                                          0.00


     (iii)Class M2
                               Initial Certificate Balance                                              23,394,000.00
                               Initial Certificate Percentage                                                   5.00%
                               Beginning Certificate Balance                                            23,394,000.00
                               Shortfall Carryover                                                               0.00
                               Current Principal Due                                                    23,394,000.00
                               Current Principal Paid                                                            0.00
                               Ending Principal Shortfall                                                   0.00
                               Ending Certificate Balance- Excluding Writedowns                         23,394,000.00
                               Ending Pool Factor                                                               5.53%
                               Principal Paid per $1000                                                          0.00
                               Beginning Outstanding Writedown                                                   0.00
                               Current Writedown/Writeup                                                         0.00
                               Ending Certificate Balance- Including Writedowns                                  0.00
                               Total Class Distribution                                                          0.00

     (iv) Class B1
                               Initial Certificate Balance                                              22,224,000.00
                               Initial Certificate Percentage                                                   4.75%
                               Beginning Certificate Balance                                            22,224,000.00
                               Shortfall Carryover                                                               0.00
                               Current Principal Due                                                    22,224,000.00
                               Current Principal Paid                                                            0.00
                               Ending Principal Shortfall                                                   0.00
                               Ending Certificate Balance- Excluding Writedowns                         22,224,000.00
                               Ending Pool Factor                                                               5.25%
                               Principal Paid per $1000                                                          0.00
                               Beginning Outstanding Writedown                                                   0.00
                               Current Writedown/Writeup                                                         0.00
                               Ending Certificate Balance- Including Writedowns                                  0.00
                               Total Class Distribution                                                          0.00

     (iv) Class B2
                               Initial Certificate Balance                                              23,394,000.00
                               Initial Certificate Percentage                                                   4.50%
                               Beginning Certificate Balance                                            21,055,000.00
                               Shortfall Carryover                                                               0.00
                               Current Principal Due                                                    21,055,000.00
                               Current Principal Paid                                                            0.00
                               Ending Principal Shortfall                                                   0.00
                               Ending Certificate Balance- Excluding Writedowns                         21,055,000.00
                               Ending Pool Factor                                                               4.98%
                               Principal Paid per $1000                                                          0.00
                               Beginning Outstanding Writedown                                                   0.00
                               Current Writedown/Writeup                                                         0.00
                               Ending Certificate Balance- Including Writedowns                                  0.00
                               Total Class Distribution                                                          0.00



(E)  Total Certificate Balances

                                                                           Beg of Period                End of Period
     (i)  Aggregate Balance of Certificates                             $ 407,151,737.13               $ 404,172,975.06
     (ii) Total Certificate Pool Factor                                      91.0585163%                  90.4379409%


VIII. DELINQUENCY INFORMATION

                                                                              Percent of                   Percent of
Delinquent Receivables at End of Due Period :        Principal Balance      Pool Balance         Units    Total Units
                                                     -----------------      ------------         -----    -----------
     30-59 Days Delinquent                             $ 46,142,092.64            10.90%         1,172         11.04%
     60-89 Days Delinquent                             $ 22,989,366.93             5.43%           588          5.54%
     90 Days or More Delinquent                        $ 53,573,472.59            12.66%         1,340         12.62%
     Homes Repossessed or Foreclosed Upon              $ 20,192,112.07             4.77%           482          4.54%

     Bankruptcy* (included in above delinquency)       $ 22,340,762.92             5.28%           538          5.07%

     Extensions granted during period                                                                0
     Rewrites granted during period                                                                  0


     * The Bankruptcy units and balances are already included in the above delinquency numbers. This information is provided for reference only.


IX. REPURCHASED CONTRACTS

(A)  Repurchased Contracts -  Breach of Rep or Warranty

     (i)  Beginning Cumulative Repurchased Contracts since cutoff                                        $ 246,500.34
     (ii) Number of Contracts repurchased this period                                                               -
     (iii)Repurchase Price of Contracts this period                                                               $ -
     (iv) Ending Cumulative Repurchased Contracts since cutoff                                           $ 246,500.34

(B)  Repurchased Contracts -  Delinquent Loans
     (i)  Beginning Cumulative Repurchased Contracts since cutoff                                                 $ -
     (ii) Number of Contracts repurchased this period                                                               -
     (iii)Repurchase Price of Contracts this period                                                               $ -
     (iv) Ending Cumulative Repurchased Contracts since cutoff                                                      -


X. REPOSESSION / LOSS INFORMATION

                                                                                             Units    Principal Balance
          Beginning Repossession Inventory                                                    455      $18,905,458.93
          Repossessions Incurred                                                              80       $ 3,246,463.24
          Less Repurchase of Delinquent Loans                                                  0                  $ -
          Less Repossessions Sold                                                             53       $ 1,959,810.10
                                                                                         =============================
          Ending Repossession Inventory                                                       482      $20,192,112.07

          Principal Balance of Repossessions Liquidated                                                $ 1,959,810.10
               Liquidation Proceeds Attributable to Principal                                          $ 1,213,283.12
                                                                                                       ---------------
                    Principal Loss on Liquidation of Repo                                                $ 746,526.98
          Reimbursement to Servicer for Liquidation Expense                                              $ 406,615.06
          Recoveries for Previously Liquidated Contracts                                                          $ -
                                                                                                       ---------------
          Net Liquidation Loss (Realized Loss)                                                         $ 1,153,142.04

     Recoveries
          Liquidation Proceeds Attributable to Interest                                                   $ 49,020.32
          Liquidation Proceeds Attributable to Principal                                               $ 1,213,283.12
          Recoveries for Previously Liquidated Contracts                                                          $ -
                                                                                                       ---------------
          Total Recoveries                                                                             $ 1,262,303.44
          Recovery Percentage of Principal Balance of Repossessions Liquidated                              64%

XI. TRIGGERS


     Has the Crossover Date Occurred?                          NO

          Where the Current Distribution Date of                                           06/30/01
          is greater than the Earliest Crossover Date of                                 February 28, 2004
                               And
          Subordinated Certificates Beginning Principal Balance of                       101,764,000.00
          plus the Current Overcollateralization Amount of                               18,957,109.26
          divided by the Current Beginning Pool Principal Balance of                     426,033,557.70
                                                                                         --------------
          Equals                                                                            28.34%
                                                                                         --------------
                               And is greater than the:
          Subordinated Initital Certificates Percentage of                                  34.92%
          multiplied by the
          Percentage (as Percent of Initial Class Subordination Percentage)                  175%
                                                                                         --------------
          Equals                                                                            61.11%
                                                                                         --------------



     Principal Distribution Tests:                                     Actual Ratio         Test Ratio     Result
                                                                          Over 60 Days Delinquent

          Current Mo                                                              22.87%
          1st Preceding Mo                                                        21.49%
          2nd Preceding Mo                                                        20.37%

          Average 60 Day Delinquency Ratio:                                       21.58%     5.00%          FAIL


                                                                       Over 30 Days Delinquent

          Current Mo                                                              33.77%
          1st Preceding Mo                                                        31.93%
          2nd Preceding Mo                                                        30.26%

          Average 30 Day Delinquency Ratio:                                       31.99%     7.00%          FAIL

                                                                                          Net Liquidation Losses
                                                     Ending Pool Bal                         (Realized Losses)

          Current Mo                                    423,130,084.34                       1,153,142.04
          1st Preceding Mo                              426,033,557.70                       1,251,438.54
          2nd Preceding Mo                              429,099,764.03                       1,223,483.62

                               Total                  1,278,263,406.07                       3,628,064.20

                               Divided by                            3

                               Average                  426,087,802.02


          Sum of last 3 months of Losses                                    3,628,064.20
          Divided by 3 month average of Pool Balance                      426,087,802.02
          Annualized  (multiply by 4)                                                  4

          Current Realized Loss Ratio:                                             3.41%         2.75%       FAIL




          Beginning Cumulative Realized Losses                             11,671,397.62
          Net Liquidation Losses (Realized Losses)                          1,153,142.04

          Ending Cumulative Realized Losses                                12,824,539.66
          Divided by Initial Pool Principal Balance                       467,867,888.45

          Cumulative Realized Loss Ratio:                                          2.74%         7.00%        PASS





     Should Principal Be Distributed to the Subordinated Certificates?  NO






The undersigned, duly authorized representatives of Bombardier Capital Inc., do hereby certify that this Remittance Report has been prepared in accordance with the Pooling and Servicing Agreement and is correct, to the best of our knowledge.



BY:        ____________________________________  DATE:   ______________________
NAME:    Ana Dropps
TITLE:   Controller - Mortgage Finance Division


BY:        ____________________________________  DATE:   ______________________
NAME:    Edward A. Bortz
TITLE:   Director of Securitization